EXHIBIT 10.7

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

THE REGISTERED HOLDER UNDERSTANDS AND ACKNOWLEDGES THAT THIS WARRANT WILL BE SUBJECT TO CERTAIN RESALE RESTRICTIONS UNDER APPLICABLE SECURITIES LAWS IN CANADA, THE TERMS OF WHICH MAY BE ENDORSED ON THE CERTIFICATES REPRESENTING THE WARRANT AS A PRINTED OR ELECTRONIC LEGEND, AND THE REGISTERED HOLDER AGREES TO COMPLY WITH SUCH RESALE RESTRICTIONS. THE REGISTERED HOLDER ALSO ACKNOWLEDGES THAT IT HAS BEEN ADVISED TO CONSULT ITS OWN INDEPENDENT LEGAL ADVISOR WITH RESPECT TO THE APPLICABLE RESALE RESTRICTIONS AND THE REGISTERED HOLDER, IS SOLELY RESPONSIBLE FOR COMPLYING WITH SUCH RESTRICTIONS AND THE COMPANY IS NOT RESPONSIBLE FOR ENSURING COMPLIANCE BY THE REGISTERED HOLDER OR, IF APPLICABLE, THE DISCLOSED PRINCIPAL, WITH THE APPLICABLE RESALE RESTRICTIONS.

Warrant No. PA-2	Number of Shares: 382,243
Date of Issuance: December 28, 2017	(subject to adjustment)

QUOTEMEDIA, INC.

Series A Redeemable Convertible Preferred Stock Warrant

QuoteMedia, Inc., a Nevada corporation (the “Company”), for value received, hereby certifies that David M. Shworan or his registered assigns (the “Registered Holder”), is entitled, subject to the terms set forth below (including, without limitation, Section 7), to purchase from the Company up to 382,243 shares (as adjusted from time to time pursuant to the provisions of this Warrant) of the Series A Redeemable Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series A Preferred Stock”), at an exercise price of $1.00 per share. The shares issuable upon exercise of this Warrant and the exercise price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are sometimes hereinafter referred to as the “Warrant Stock” and the “Exercise Price,” respectively.

This Warrant is issued in connection with that certain Compensation Agreement, dated as of December 28, 2017, by and among the Company and the Registered Holder.

1. Exercise.

(a) Exercise Schedule. Except as otherwise provided in Section 5 hereof, the Registered Holder may purchase only those shares of Warrant Stock that have vested and become exercisable in accordance with this Section 1(a). Subject to the terms of this Warrant, the shares of Warrant Stock shall vest and become exercisable immediately prior to the consummation of a Liquidity Event (as defined in the Company’s Certificate of Designation of Series A Redeemable Convertible Preferred Stock); provided, however, that while this Warrant is outstanding, upon the request of the Registered Holder and at the sole discretion of the Company’s Board of Directors, the Company’s Board of Directors may accelerate the vesting of all or any portion of the shares of Warrant Stock subject to this Warrant.

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(b) Manner of Exercise. To the extent any Shares have vested and become exercisable in accordance with Section 1 of this Warrant, this Warrant may be exercised by the Registered Holder by surrendering this Warrant, with the purchase/exercise form attached hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the aggregate Exercise Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise (the “Purchase Price”). The Purchase Price may be paid by cash, check, wire transfer, or by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Registered Holder.

(c) Effective Time of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Stock to be represented by such certificates.

(d) Delivery to Registered Holder. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within ten days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

(ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor and with the same date, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) above (without giving effect to any adjustment thereof).

2. Adjustments.

(a) Stock Splits and Dividends. If outstanding shares of Series A Preferred Stock shall be subdivided into a greater number of shares or a dividend in Series A Preferred Stock shall be paid in respect of Series A Preferred Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Series A Preferred Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

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(b) Reclassification, Etc. In case of any reclassification or change of the outstanding securities of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the Registered Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger, or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Registered Holder would have been entitled upon such consummation if such Registered Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 2; and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

(c) Adjustment Certificate. When any adjustment is required to be made in the Warrant Stock or the Exercise Price pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Exercise Price after such adjustment, and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

3. Transfers.

(a) Unregistered Security. Each holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer, or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. The Registered Holder understands and acknowledges that this Warrant and the Warrant Stock will be subject to certain resale restrictions under applicable securities laws in Canada, the terms of which may be endorsed on the certificates representing this Warrant and the Warrant Stock as a printed or electronic legend, and the Registered Holder agrees to comply with such resale restrictions. The Registered Holder also acknowledges that it has been advised to consult its own independent legal advisor with respect to the applicable resale restrictions and the Registered Holder is solely responsible for complying with such restrictions and the Company is not responsible for ensuring compliance by the Registered Holder or, if applicable, the disclosed principal, with the applicable resale restrictions. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

(b) Transferability. Subject to the provisions of Section 3(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.

(c) Warrant Register. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.

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5. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

6. Termination. This Warrant (and the right to purchase the shares of Warrant Stock that have vested and become exercisable pursuant to this Warrant) shall terminate upon the earlier to occur of the following (the “Expiration Date”):

(a) the consummation of a Liquidity Event; or

(b) December 28, 2047.

7. Notices of Certain Transactions. In case:

(a) the Company shall set a record date for the holders of its Series A Preferred Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

(c) of the voluntary or involuntary dissolution, liquidation, or winding-up of the Company (including a Liquidity Event),

then, and in each such case, the Company will notify the Registered Holder of this Warrant specifying, as the case may be, (i) the record date for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution, or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Series A Preferred Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, or winding-up) are to be determined. Such notice shall be provided at least twenty (20) days prior to the record date or effective date for the event specified in such notice.

8. Reservation of Stock. The Company will reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock as from time to time shall be issuable upon the exercise of this Warrant.

9. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

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10. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and (in the case of loss, theft, or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

11. No Rights as Shareholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a shareholder of the Company.

12. No Fractional Shares. No fractional shares of Series A Preferred Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Series A Preferred Stock on the date of exercise, as determined in good faith by the Company’s Board of Directors.

13. Amendment or Waiver. Any term of this Warrant may be amended or waived upon written consent of the Company and the Registered Holder.

14. Representations of Registered Holder. The Registered Holder hereby represents and warrants to the Company that:

(a) this Warrant and the Warrant Stock will be “restricted securities” as such term is used in the rules and regulations under the Securities Act and that such securities have not been and will not be registered under the Securities Act or any state securities law, and that such securities must be held indefinitely unless registration is effected or transfer can be made pursuant to appropriate exemptions;

(b) the Registered Holder has read, and fully understands, the terms of this Warrant set forth on its face and the attachments hereto, including the restrictions on transfer contained herein;

(c) the Registered Holder is purchasing for investment for its own account and not with a view to or for sale in connection with any distribution of this Warrant and the Warrant Stock and it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein will prevent the Registered Holder from transferring such securities in compliance with the terms of this Warrant and the applicable federal and state securities laws; and

(d) the Company may affix the following legend (in addition to any other legend(s), if any, required by applicable state corporate and/or securities laws) to certificates for shares issued upon exercise of this Warrant:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.”

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“THE REGISTERED HOLDER UNDERSTANDS AND ACKNOWLEDGES THAT THESE SECURITIES WILL BE SUBJECT TO CERTAIN RESALE RESTRICTIONS UNDER APPLICABLE SECURITIES LAWS IN CANADA, THE TERMS OF WHICH MAY BE ENDORSED ON THE CERTIFICATES REPRESENTING THE SECURITIES AS A PRINTED OR ELECTRONIC LEGEND, AND THE REGISTERED HOLDER AGREES TO COMPLY WITH SUCH RESALE RESTRICTIONS. THE REGISTERED HOLDER ALSO ACKNOWLEDGES THAT IT HAS BEEN ADVISED TO CONSULT ITS OWN INDEPENDENT LEGAL ADVISOR WITH RESPECT TO THE APPLICABLE RESALE RESTRICTIONS AND THE REGISTERED HOLDER, IS SOLELY RESPONSIBLE FOR COMPLYING WITH SUCH RESTRICTIONS AND THE COMPANY IS NOT RESPONSIBLE FOR ENSURING COMPLIANCE BY THE REGISTERED HOLDER OR, IF APPLICABLE, THE DISCLOSED PRINCIPAL, WITH THE APPLICABLE RESALE RESTRICTIONS.”

15. Headings. The headings in this Warrant are used for convenience only and are not to be considered in construing or interpreting any provision of this Warrant.

16. Governing Law. This Warrant shall be governed, construed, and interpreted in accordance with the laws of the State of Nevada without giving effect to principles of conflicts of law.

17. Successors and Assigns. Unless otherwise provided in this Warrant, the terms and conditions of this Warrant shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties. Nothing in this Warrant, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Warrant, except as expressly provided in this Warrant.

18. Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant, the balance of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

19. Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Warrant, upon any breach or default of any other party under this Warrant, shall impair any such right, power, or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Warrant, or any waiver on the part of any party of any provisions or conditions of this Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to any party, shall be cumulative and not alternative.

20. Protective Provision. At any time when this Warrant is outstanding, the Company shall not, without (in addition to any other vote required by law or the Company’s Articles of Incorporation) the written consent or affirmative vote of the Registered Holder (such consent not to be unreasonably withheld, delayed or conditioned), given in writing, effect any Liquidity Event where the cash consideration to be received by the Registered Holder is less than 60% of the total consideration to be received by such Registered Holder in the Liquidity Event.

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21. Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by any party hereto to another (herein collectively called “Notice”) shall be in writing and delivered personally or mailed by registered or certified mail, postage prepaid and return receipt requested, by email or by Federal Express, UPS, or other reputable overnight courier as follows:

IF TO THE COMPANY:	QuoteMedia, Inc. 17100 East Shea Blvd. Suite 230 Fountain Hills, AZ 85268 Attn.: Robert J. Thompson Email: rthompson@quotemedia.com

IF TO THE REGISTERED HOLDER:	_______________________________
_______________________________
_______________________________
Attn.: __________________________
Email: __________________________

Notice given by email shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next normal business day after receipt if not received during the recipient’s normal business hours. All Notices by email shall be confirmed by the sender thereof promptly after transmission in writing by registered or certified mail, personal delivery, Federal Express, UPS or other reputable overnight courier.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Company has caused this Series A Redeemable Convertible Preferred Stock Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

QUOTEMEDIA, INC.

By:	/s/ R. Keith Guelpa
Name:	R. Keith Guelpa
Title:	President

Agreed and Acknowledged:

By:	/s/ David M. Shworan
DAVID M. SHWORAN

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EXHIBIT A

PURCHASE/EXERCISE FORM

To: QUOTEMEDIA, INC.	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant No. [___], hereby irrevocably elects to purchase _____ shares of the Series A Redeemable Convertible Preferred Stock covered by such Warrant and herewith makes payment of $ _________, representing the full purchase price for such shares at the price per share provided for in such Warrant.

The undersigned acknowledges that it has reviewed the representations and warranties contained in Section 13 of the Warrant and by its signature below hereby makes such representations and warranties to the Company.

Signature:__________________________ Name (print): _______________________ Title (if applic.): _____________________ Company (if applic.): __________________

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